EXHIBIT 10.1




________________________________________________________________________________



                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT


                            for the purchase of Units
                Each Unit consisting of One Share of Common Stock
              and One Warrant to Purchase One Share of Common Stock
                                       of


                                 ASPENBIO, INC.,



                                  May 12, 2005






________________________________________________________________________________








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                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1 DEFINITIONS..........................................................1

         1.1      Certain Definitions..........................................1
         1.2      Accounting Principles........................................4
         1.3      Other Definitional Provisions; Construction..................5

ARTICLE 2 ISSUE AND SALE OF COMMON STOCK AND WARRANTS..........................5

         2.1      Authorization and Issuance of the Common Stock
                  and Warrants.................................................5
         2.2      Sale and Purchase............................................5
         2.3      The Closing..................................................5

ARTICLE 3 CONDITIONS...........................................................6

         3.1      Conditions to Purchase of Securities.........................6
         3.2      Disclosures Regarding Rights Granted to Certain Investors
                  in this Offering.............................................6

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................7

         4.1      Representations and Warranties of the Company................7
         4.2      Absolute Reliance on the Representations and Warranties.....13

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................13

         5.1      Purchase Entirely for Its Own Account.......................13
         5.2      Disclosure of Information...................................13
         5.3      Investment Experience.......................................13
         5.4      Restricted Securities.......................................15
         5.5      Legends.....................................................15
         5.6      No Other Representations Affected...........................15
         5.7      Survival of Purchaser Representations.......................15


ARTICLE 6 COVENANTS...........................................................15

         6.1      Affirmative Covenants.......................................15
         6.2      Negative Covenants..........................................16

ARTICLE 7 REGISTRATION RIGHTS.................................................17

         7.1      Mandatory Registration......................................17
         7.2      Piggyback Registrations.....................................17
         7.3      Demand Registration Rights .................................18
         7.4      Registration Procedures.....................................19
         7.5      Registration Expenses.......................................21
         7.6      Indemnification.............................................21
         7.7      Participation in Underwritten Registrations.................22
         7.8      Termination of Registration Rights..........................22

ARTICLE 8 MISCELLANEOUS.......................................................22

         8.1      Successors and Assigns......................................22
         8.2      Modifications and Amendments................................22
         8.3      No Implied Waivers; Cumulative Remedies; Writing Required...23



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         8.4      Fees and Expenses...........................................23
         8.5      Reimbursement of Expenses-Enforcement and Collection........23
         8.6      Notices.....................................................23
         8.7      Survival....................................................24
         8.8      Governing Law...............................................24
         8.9      Jury Trial Waiver...........................................24
         8.10     Remedies....................................................24
         8.11     Limitation of Liability.....................................24
         8.12     Severability................................................24
         8.13     Headings....................................................25
         8.14     Counterparts................................................25
         8.15     Integration.................................................25
         8.16     Independent Nature of Purchaser Obligations and Rights......25

                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT
                            For the Purchase of up to
             778,838 Shares of Common Stock and Warrants to Purchase
                         778,838 Shares of Common Stock


     THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is by and between AspenBio, Inc., a Colorado corporation (the "Company"), and the Purchasers. Capitalized terms used and not defined elsewhere in this Agreement are defined in Article 1 hereof.

     The parties hereto, in consideration of their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1 Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms have the meanings set forth below (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):


     "Affiliate" shall mean with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term "control" (including the terms "controlled by" and "under common control with") shall mean having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise. Without limiting the foregoing, the ownership of ten percent (10%) or more of the voting securities of a Person shall be deemed to constitute control and notwithstanding anything to the contrary herein, neither the Purchaser nor any of their respective Affiliates shall be deemed to be Affiliates of the Company by virtue of the transactions contemplated in this Agreement.

     "Agreement" shall mean this Common Stock and Warrant Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Business" shall mean the principal business of the Company as set forth in
Section 4.1(b) hereof and as such shall continue to be conducted following the purchase and sale of the Securities.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Denver, Colorado are authorized or required by law to close.

     "By-laws" shall mean the by-laws or analogous instrument governing the operations of the Company, including all amendments and supplements thereto.

     "Charter Documents" shall mean the articles of incorporation filed with the appropriate Governmental Authorities of the Company, including all amendments and supplements thereto.

     "Closing" shall mean the closing of the purchase and sale of the Common Stock and the Warrants pursuant to this Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the common stock, no par value, of the Company.

     "Company" shall have the meaning assigned to such term in the introductory paragraph hereto.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations of any governmental agency or authority, as from time to time in effect, promulgated thereunder.

     "Fiscal Year" or "fiscal year" shall mean each 12-month period ending on December 31 of each year.

     "Governmental Authorities" shall mean any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.

     "Investment Amount" shall mean the amount paid or agreed to be paid for the Common Stock and Warrants, as indicated below each Purchaser's signature.

     "IRS" shall mean the Internal Revenue Service and any governmental body or agency succeeding to the functions thereof.

     "Laws" shall mean all U.S. and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments.

     "Lien" shall mean any security interest, pledge, bailment, mortgage, hypothecation, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, whether such interest is based on common law, statute or contract.

     "Life Insurance" shall have the meaning assigned to such term in Section 3.1(c) hereof.

     "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Company, individually and/or taken as a whole.

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
     "Options" shall mean options issued pursuant to the Company's 2002 Stock Incentive Plan, subject to the restriction set forth in Section 6.3(b), and any options outstanding as of the Closing Date.

     "Person" shall mean any individual, partnership, limited partnership, corporation, limited liability Company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

     "Plan" shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA), established or maintained by the Company or any member of the Controlled Group.

     "Properties and Facilities" shall have the meaning assigned to such term in
Section 4.1(r) hereof.

     "Property" shall mean, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

     "Proprietary Rights" shall mean all patents, trademarks, trade names, service marks, copyrights, inventions, production methods, licenses, formulas, know-how, trade secrets and good will related to any of the foregoing, regardless of whether such are registered with any Governmental Authorities, including applications therefor.

     "Purchase Documents" shall mean this Agreement, the Warrants and all other agreements, instruments and documents delivered in connection herewith or therewith as any or all of the foregoing may be supplemented or amended from time to time.

     "SBA Compliance Agreement" means the SBA Compliance Agreement between the Company and any Purchaser which is an SBIC.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Subsidiary" of any corporation shall mean any other corporation or limited liability company of which the outstanding capital stock possessing a majority of voting power in the election of directors (otherwise than as the result of a default) is owned or controlled by such corporation directly or indirectly through Subsidiaries.


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
     "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

     "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

     "Transaction Documents" shall have the meaning assigned to such term in
Section 4.1(f) hereof.

     "Transactions" shall mean the purchase of the Common Stock and the Warrants as contemplated by this Agreement, the Warrants, certificates for the Common Stock and all other agreements contemplated hereby and thereby.

     "Underlying Common Stock" shall mean the Common Stock issued or issuable upon exercise of the Warrants (it being understood that exercise of the Warrant shall include exercise pursuant to either Section 1(a) of the Warrant or exercise of the conversion right pursuant to Section 1(b) of the Warrant), and
(c) any equity securities issued or issuable with respect to the securities referred to in clauses (a) and (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Warrants" shall have the meaning assigned to such term in Section 2.1 hereof.

     1.2 Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP").



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
     1.3 Other Definitional Provisions; Construction. Whenever the context so requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not in any particular provision of this agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. References in this Agreement to any Persons shall include such Persons' successors and permitted assigns.

                                   ARTICLE 2

                   ISSUE AND SALE OF COMMON STOCK AND WARRANTS

     2.1 Authorization and Issuance of the Common Stock and Warrants. The Company has duly authorized an offering of its securities (the "Offering") of up to 4,571,429 shares (the "Shares") of Common Stock and Warrants to purchase up to 4,571,429 shares of Common Stock exercisable at $1.35 per share (the "Warrants"), to be substantially in the form of the Warrant attached hereto as Exhibit A. The exclusive placement agent for the Offering is Westminster Securities Corporation (the "Placement Agent"). Prior to May 12, 2005 investors had already subscribed for an aggregate amount of $3,322,892 (the "First Closing"), resulting in the issuance of 3,797,591 Shares and Warrants to purchase an additional 3,797,591 shares of Common Stock. The Offering may continue until June 4, 2005 for any remaining unsubscribed portion of the aggregate $4,000,000 in gross proceeds under the Offering. As of May 12, 2005 the unsubscribed portion was $677,108. In no event will the aggregate gross proceeds from this Offering exceed $4,000,000 or will the Offering continue beyond June 4, 2005 (the "Offering Period"). The Shares and Warrants are being offered at a unit purchase price of $0.875 per unit.

     2.2 Sale and Purchase. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Company shall sell to the Purchasers at a unit price of $0.875 one Share and one Warrant. The minimum Investment Amount for each Purchaser is $8,750, for 10,000 Shares and 10,000 Warrants.

     2.3 The Closing. All proceeds received from Purchasers will be deposited in the Company's operating account. Within five business days after the later of:
(i) receipt of this Agreement fully executed by the Purchaser; and (ii) confirmation that funds have cleared or a wire transfer is received and such funds are immediately available; the Company will deliver the Shares of Common Stock and Warrants (the "Closing" or "Closings") to the Purchaser. Such Closings shall be held at the discretion of the Company as funds are received, at reasonable intervals during the Offering Period, but in no event later that the conclusion of the Offering Period. The Common Stock and the Warrants shall be issued in the name of the Purchaser(s).

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
                                   ARTICLE 3

                           CONDITIONS AND DISCLOSURES

     3.1 Conditions to Purchase of Securities. The obligation of the Purchaser to purchase and pay for the Common Stock and Warrants is subject to the satisfaction, prior to or at the Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties contained in Article 4 hereof shall be true and correct in all material respects at and as of each Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

          (b) Material Adverse Change. Except as described in the SEC Reports, there will have been no material adverse change in the business of the Company since December 31, 2004.

          (c) Life Insurance. By June 16, 2005 the Company shall use its reasonable best efforts to have issued and in effect a paid life insurance policy insuring the life of Richard G. Donnelly in the amount of $2,000,000 naming the Company as the beneficiary has been issued and is in effect (the "Life Insurance"). The Company will use its reasonable best efforts to increase the face amount of the policy from $2,000,000 to $4,000,000 by August 3, 2005.

          (d) Closing Documents. The Company shall have delivered or caused to be delivered to the Purchaser the following documents:

               (i) one or more certificates representing the aggregate number of shares of the Common Stock purchased by each Purchaser, such certificates to bear a restrictive legend in compliance with the Securities Act; and

               (ii) one or more Warrants to purchase the aggregate number of shares purchased by each Purchaser, duly completed and executed by the Company; and

               (iii) if the Purchaser is an SBIC and requests the SBA Compliance Agreement, a duly completed and executed SBA Compliance Agreement by the Company.

     3.2 Disclosures Regarding Rights Granted to Certain Investors in this Offering. Certain investors in this Offering who invested at least $1,000,000 were afforded the right, but not the obligation, for three years, to designate one observer to attend the meetings of the Company's Board of Directors. In addition, certain investors in this offering were granted a right of first offer to participate in future sales by the Company of its securities.


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
                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     4.1 Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Common Stock and the Warrants the Company hereby represents and warrants to the Purchaser as follows:

          (a) Organization and Power. The Company is duly organized, validly existing and in good standing under the laws of its state of organization. The Company has all requisite corporate or other organizational power and authority and all material licenses, permits, approvals and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the Transactions, and is qualified to do business in every jurisdiction where the failure to so qualify might reasonably be expected to have a Material Adverse Effect. The Company has its principal place of business in Castle Rock, Colorado. The copies of the Charter Documents and By-Laws of the Company that have been furnished to the Purchaser reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          (b) Principal Business. The Company is primarily engaged in the discovery, development, manufacture and marketing of products for animal healthcare (the "Business").

          (c) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof reports filed on Form 10-KSB, Form 10-QSB, and Form 8-K, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Attached as Schedule 4.1(c) is a list of all filings made by the Company with the SEC since the Company's inception. These filings can be accessed through the Company's website at www.aspenbioinc.com. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

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
          (d) Capitalization and Related Matters. As of May 12, 2005, the authorized capital stock of the Company and the shares of stock that are issued, outstanding and reserved for issuance upon exercise of warrants and Options and exercise of the Warrants issued hereunder (after giving effect to anti-dilution adjustments) are as set forth on the Capitalization Schedule and Addendum attached hereto. As of May 12, 2005, the Company does not have outstanding any capital stock or securities convertible or exchangeable for any shares of its capital stock except as set forth in the Capitalization Schedule, and will not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock, except as set forth in the Capitalization Schedule and except as may be issued from time to time pursuant to Closings under this Agreement. As of May 12, 2005, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except as set forth herein and the Charter Documents, respectively, as in effect on the date hereof. As of the Closing, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable. There are no statutory or contractual stockholders' preemptive rights or notices with respect to the issuance of the Common Stock and Warrants hereunder. Subject to and based on the accuracy of all representations made by all Purchasers in this Offering, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Common Stock and Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws.

          (e) Subsidiaries. The Company does not own, or hold any rights to acquire, any shares of stock or any other security or interest in any other Person, and the Company has no Subsidiaries.

          (f) Authorization; No Breach. The execution, delivery and performance of this Agreement, the other Purchase Documents and all other agreements, instruments, certificates and documents contemplated hereby and thereby to which the Company is a party (collectively, the "Transaction Documents"), and the consummation of the Transactions have been duly authorized by the Company. Except as set forth on Schedule 4.1(f), the execution and delivery by the Company of the Transaction Documents and the consummation of the Transactions do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon any of the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any Governmental Authority or Person pursuant to, the Charter Documents of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or to which it or its assets are subject.

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
          (g) Governmental Approvals. Except as specifically provided by the Transaction Documents, no registration with or consent or approval of, or other action by, any Governmental Authority is or will be required in connection with the consummation of the Transactions by the Company.

          (h) Enforceability. This Agreement constitutes, and each of the other Transaction Documents when duly executed and delivered by the Company will constitute, legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

          (i) No Material Adverse Change. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

          (j) Litigation. Except as described in the SEC Reports, there are no actions, suits or proceedings at law or in equity or by or before any arbitrator or any Governmental Authority now pending or, to the best knowledge of the Company's management after due inquiry, threatened against or filed by or affecting the Company or any of its directors or officers or the businesses, assets or rights of the Company.

          (k) Compliance with Laws. The Company is not in violation of any applicable Law in any material respect. The Company is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority. The Company is not in, and the consummation of the Transactions will not cause any, default concerning any judgment, order, writ, injunction or decree of any Governmental Authority, and there is no investigation, enforcement action or regulatory action pending or threatened against or affecting the Company by any Governmental Authority. There is no remedial or other corrective action that the Company is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect. During the past ten (10) years, none of the officers, directors or management of the Company have been arrested or convicted of any material crime nor have any of them been bankrupt or an officer or director of a bankrupt company.


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
          (l) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (m) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-B under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

          (n) Certain Fees. The Company entered into a Placement Agent Agreement (the "PAA") dated as of May 12, 2005 with Westminster Securities Corporation. Under the PAA, Westminster will receive a maximum cash commission of 11% of the gross proceeds raised in the offering, and maximum additional compensation in the form of Placement Agent Warrants to purchase 10% of the number of units sold in the Offering. A lesser cash and warrant commission has been negotiated with respect to certain investors in the Offering. Except for any payments that may be due to Westminster Securities pursuant to the PAA, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by a Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (o) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents, or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Common Stock, the Warrants and the Underlying Common Stock and the Purchaser's ownership of the Common Stock, the Warrants, and the Underlying Common Stock.

          (p) Taxes. Except as set forth on Schedule 4.1(p), the Company has filed or caused to be filed all Federal, state and local tax returns that are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, including payroll taxes.

          (q) Labor and Employment. The Company is and each of its Plans are in compliance in all material respects with those provisions of ERISA, the Code, the Age Discrimination in Employment Act, and the regulations and published interpretations thereunder which are applicable to the Company or any such Plan. The Company is in compliance in all material respects with all labor and employment laws, rules, regulations and requirements of all applicable domestic and foreign jurisdictions. There are no pending or threatened labor disputes, work stoppages or strikes.

          (r) Properties; Security Interests. Except as set forth in the SEC Reports, the Company has good and marketable title to, or valid leasehold interests in, all of the material assets and properties used or useful by the Company in the Business (collectively, the "Properties and Facilities"). All of the Properties and Facilities are in good repair, working order and condition and all such assets and properties are, except as set forth in the SEC Reports, owned by the Company free and clear of all Liens. The Properties and Facilities constitute all of the material assets, properties and rights of any type used in or necessary for the conduct of the Business.

          (s) Intellectual Property. The Company has good title and ownership of, or has sufficient rights to, all trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes and patents, including without limitation the Proprietary Rights (collectively, the "Intellectual Property") used in or necessary for its business as now conducted or as proposed to be conducted. The Intellectual Property Schedule attached hereto contains a complete and accurate list of all outstanding options, licenses, or agreements of any kind relating to the Intellectual Property owned by the Company ("Out-Licenses"), and any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity that the Company is bound by or a party to, excluding standard, off-the-shelf commercial software licensing agreements ("In-Licenses"). None of the Intellectual Property used in or necessary for the Company's business as now conducted conflicts with or infringes, nor has the Company received any written or oral communications alleging that the Company has violated or, by conducting its business, would violate, any Intellectual Property of any other person or entity. The transactions contemplated under this Agreement will not alter, impair or otherwise affect any rights of the Company in the Intellectual Property. The Company has taken commercially reasonable measures to protect the proprietary nature of the Intellectual Property and to maintain in confidence all trade secrets and confidential information owned or used by the Company.

There are no legal or governmental proceedings, including interference, re-examination, reissue, opposition, nullity, or cancellation proceedings pending that relate to any of the Intellectual Property, other than review of pending patent applications, and the Company is not aware of any information indicating that such proceedings are threatened or contemplated by any governmental entity or any other Person.

The Company is not aware that any of its employees or independent contractors is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's or independent contractor's best efforts to promote the interest of the Company or that would conflict with the Company's business as now conducted or as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees and independent contractors of the Company, nor the conduct of the Company's business as now conducted, or as currently proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee or independent contractor is now obligated. It is not and will not be necessary to use any inventions of any of the Company's employees (or persons the Company currently intends to hire) made prior to their employment by the Company. All of the Company's significant employees have executed Confidential Information and Invention Assignment Agreements with the Company. To the knowledge of the Company, no key employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such key employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and the continued employment of the key employees does not subject the Company or any Purchaser to any liability to third parties.

To the knowledge of the Company, no key employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has expressed any present intention of terminating his employment with the Company.

          (t) Complete Disclosure. All factual information furnished by or on behalf of the Company to the Purchaser for purposes of or in connection with this Agreement or the Transactions is, and all other such factual information hereafter furnished by or on behalf of the Company will be, true and accurate in all material respects on the date as of which such information is furnished and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

          (u) Product Liabilities. There are no product recalls, trade disputes, product liabilities or product tampering claims now pending, threatened against or made by or affecting the Company or any of its directors, officers or employees or the businesses, assets or rights of the Company.

     4.2 Absolute Reliance on the Representations and Warranties. All representations and warranties contained in this Agreement and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement for a period of two years.

                                   ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     5.1 Purchase Entirely for Its Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company that the Common Stock and the Warrants will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with any intent or agreement for the resale or distribution of any part thereof.

     5.2 Disclosure of Information, The Purchaser has had the opportunity to ask questions of, and receive answers from officers and directors of the Company, to review the SEC Reports, and to obtain additional information regarding the Company and this Offering. The Purchaser has been given access to information regarding the Company and has utilized such access to the Purchaser's satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. Such information includes the terms and conditions of the offering of the Common Stock and Warrants to the Purchaser, and the plan of operations of the Company's business and financial condition of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Purchase Documents.

     5.3 Accredited and Sophisticated Investor; Investment Experience. Purchaser represents that it is a sophisticated investor and an "accredited investor" as defined in Rule 501 under the Securities Act, for the reason(s) indicated below:

__________________________________________________________________________________________________________________
-------   An employee benefit plan within the meaning   -------  A trust with total assets in excess of $5,000,000
          of Title I of the Employee Retirement                  not formed for the specific purpose of acquiring
          Income Security Act of 1974, if the                    the Shares, whose purchase is directed by a
          investment decision is made by a plan                  person who has such knowledge and experience in
          fiduciary, as defined in Section 3(21) of              financial and business matters that he or she is
          such Employee Retirement Income Security               capable of evaluating the merits and risks of an
          Act, which is either a bank, savings and               investment in the Shares.
          loan association, insurance company or                 A bank as defined in Section 3(a)(2) of the Act,
          registered investment advisor, or if the               or a savings and loan association or other
          employee benefit plan has total assets in              institution as defined in Section 3(a)(5)(A) of
          excess of $5,000,000 or, if a self directed   -------  the Act, whether acting in its individual or
          plan, with investment decisions made solely            fiduciary capacity.
          by persons that are otherwise accredited
          investors.
__________________________________________________________________________________________________________________

--------- A private business development company as     -------  A broker or dealer registered pursuant to Section
          defined in Section 202(a)(22) of the                   15 of the Securities Exchange Act of 1934.
          Investment Advisors Act of 1940.
__________________________________________________________________________________________________________________


-------   An organization described in Section          -------  An insurance company as defined in Section 2(13)
          501(c)(3) of the Internal Revenue Code, or             of the Act.
          a corporation, Massachusetts or similar                An investment company registered under the
          business trust, or a partnership (in each              Investment Company Act of 1940 or a business
          case not formed for the specific purpose of   -------  development company as defined in Section
          acquiring the Shares) with total assets in             2(a)(48) of the Investment Company Act of 1940.
          excess of $5,000,000.
__________________________________________________________________________________________________________________


-------   A natural person whose net worth,             -------  A Small Business Investment Company licensed by
          individually or jointly with spouse,                   the U.S. Small Business Administration under
          exceeds $1,000,000 at this time (including             Section 301(c) or (d) of the Small Business
          the value of that person's principal                   Investment Act of 1958.
          residence valued at either (x) cost,                   A plan established and maintained by a state, its
          including cost of improvements, net of                 political subdivisions, or any agency or
          current encumbrances on the property, or      -------  instrumentality of a state or its political
          (y) the appraised value of the property as             subdivisions, for the benefit of its employees,
          determined by a written appraisal used by              if such plan has total assets in excess of
          an institution lender making a loan to that            $5,000,000.
          person secured by the property, including
          subsequent improvements, net of current
          encumbrances on the property).
__________________________________________________________________________________________________________________


The Purchaser represents that it is an investor in restricted securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock and Warrants and can bear the economic risk of loss of the entire investment in the securities being purchased.

     5.4 No Purchaser Representative. The Purchaser has not authorized any person or institution to act as his purchaser representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The Purchaser has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities. The Purchaser has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the securities.

     5.5 Legends. The Purchaser hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Shares and the Warrants Shares, if required in compliance with Federal and state securities laws:

         "These securities have not been registered under the Securities Act of 1933, as amended (the "Act") or under the securities laws of any state. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Act.

     5.6 Placement Agent and Affiliates May Subscribe. Purchaser hereby acknowledges that the Placement Agent, its affiliates and/or its beneficial owners may subscribe for the securities.

     5.7 Survival of Purchaser Representations. All representations and warranties contained in this Agreement by Purchaser and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or on the Company's behalf.

                                   ARTICLE 6

                                   COVENANTS

     6.1 Affirmative Covenants. The Company covenants that, so long as the Purchaser owns any Common Stock or Underlying Common Stock or Warrants the Company shall:

          (a) Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

          (b) Furnishing of Information. Timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act, and if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Common Stock and Underlying Common Stock under Rule 144. The Company further covenants that it will take such further action as any holder of Common Stock, Warrants and or the Underlying Common Stock may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Underlying Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

          (c) Indemnification of Investors. In addition to the indemnity provided in Article 7, indemnify and hold the Purchaser and their directors, officers, partners, representatives, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

          (d) Common Stock Reserve. Maintain in reserve, at all times that the Warrants are unexercised, authorized, but unissued and unreserved, shares of Common Stock for issuance upon exercise of the Warrants.

          (e) Use of Proceeds. Use the funds received from the Purchasers in connection with the Transactions substantially in accordance with the "Use of Proceeds Schedule" attached hereto.

          (f) Further Assurances. With reasonable promptness, execute and deliver to the Purchaser, from time to time, upon the reasonable request of the Purchaser, such supplemental agreements, statements, assignments and transfers, or instructions on documents as the Purchaser may request in order that the full intent of this Agreement and the other Purchase Documents may be carried into effect.

     6.2 Negative Covenants. The Company covenants to the Purchaser that, for a period of two years beginning with the Closing Date and ending two years after the Closing Date, the Company shall not:

          (a) Dividends and Stock Purchases. Except as permitted by agreements with Roger Hurst in effect as of Closing (as described in the Company's SEC Reports), directly or indirectly, declare or pay any dividends or make any distribution of any kind on its outstanding capital stock or any other payment of any kind to any of its stockholders or its Affiliates without first obtaining the consent of the then holders of a majority of the Registrable Securities.

          (b) Issuances to Optionees. Issue to employees or consultants shares of Common Stock (except pursuant to exercises of options granted prior to the Closing Date) or Options in excess of 1,000,000 shares, without first obtaining the consent of the then holders of a majority of the Registrable Securities. Such consent will not be necessary if: (i) the Common Stock trades on Nasdaq at a price above $3.00 for a period of 20 consecutive Trading Days and the average daily per share volume of the Common Stock on Nasdaq for the 20 Trading Days is in excess of 100,000 shares; and (ii) a current registration statement is then in effect for the resale of the Purchaser's Common Stock and the Underlying Common Stock.

                                   ARTICLE 7

                               REGISTRATION RIGHTS

     7.1 Mandatory Registration. The Company shall prepare and file a registration statement with the SEC on or before August 13, 2005 (the "Filing Date") covering the resale of all of the Registrable Securities. The Company shall use its best efforts to obtain effectiveness of the registration statement as soon as practicable. If the registration statement is not filed by the Filing Date or the registration statement is not declared effective by the SEC on or before October 2, 2005, or after the registration statement has been declared effective, sales of all of the Registrable Securities cannot be made pursuant to the registration statement ( any such failure or breach being referred to as an "Event," and the date on which such Event occurs being referred to as the "Event Date"), then in addition to any other rights the Purchaser may have hereunder or under applicable law, the Company will make a payment to the Purchaser as liquidated damages and not as a penalty, (a) an amount equal to 2% of the Investment Amount paid by the Purchaser for the shares of Common Stock that are still owned by the Purchaser on the Event Date; and (b) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Purchaser an amount equal to 2% of the Investment Amount paid by the Purchaser for the shares of Common Stock that are still owned by the Purchaser on each such monthly anniversary of the Event Date. If the Company fails to pay any liquidated damages pursuant to this Section 7.1 in full within five business days after the end of the month of the date payable, the Company will pay interest at the rate of 10% per annum to the Holder. At the option of the Company, any amounts payable to the Purchaser pursuant to this Section 7.1 may be paid in cash or in shares of the Common Stock. If paid in Common Stock , the shares shall be valued at the average of the closing prices of the Common Stock for the ten Trading Days prior to (but not including) the date such liquidated damages are due. The liquidated damages shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. Notwithstanding the foregoing, in no event shall the payments to which a Purchaser is entitled pursuant to this Section 7.1 exceed 20% of the Investment Amount paid by such Purchaser.

     7.2 Piggyback Registrations.

          (a) Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within three (3) Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities with respect of the proposed offering at least 15 days before the initial filing with the SEC of such registration statement, and offer to include in such filing such Registrable Securities as any such holder may request. Each such holder of Registrable Securities desiring to have Registrable Securities registered under this Section 7.2 shall advise the Company in writing within 15 days after the date of receipt of such notice from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, and shall use its best efforts to effect registration under the Securities Act of such Registrable Securities.

          (b) The registration expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations to the extent provided in Section 7.5 hereof.

          (c) If a Piggyback Registration is an underwritten primary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration: (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of the securities requested to be included in such registration.

          (d) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration, the Registrable Securities requested to be included in such registration, pro rata among the holders of other securities requested to be included in such registration.

     7.3 Demand Registration Rights.

          (a) If, at any time prior to December 31, 2007, the Company receives a written request by the holders of a majority of the Registrable Securities to effect the registration under the Securities Act of the Registrable Securities, the Company shall follow the procedures described in this Section 7.3. Within five (5) days of its receipt of such request, the Company shall give written notice of such proposed registration (a "Demand Registration") to all holders of Registrable Securities, and thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on a form of general use under the Securities Act of the shares it has been requested to register in such initial request and in any response to such notice given to the Company within 20 days after the Company's giving of such notice; provided, however, that the Company shall not be required to effect more than one Demand Registration pursuant to this Section 7.3.

          (b) The Company may not be required to effect a registration pursuant to this Section 7.3 during the first 180 days after the effective date of any registration statement filed by the Company under Sections 7.1 or 7.2 hereof if the holders of Registrable Securities requesting registration have been afforded the opportunity to register in such registration all or a majority of their Registrable Securities.

          (c) The Company may include in any registration under this Section 7.3 any other shares of Common Stock (including issued and outstanding shares of stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the opinion of the managing underwriter of the shares of the stockholder or stockholders first demanding registration (if the offering is underwritten), interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the stock sought to be registered by such demanding stockholder or stockholders pursuant to this
Section 7.3.

     7.4 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for a period equal to the shorter of (i) one year and (ii) the time by which all securities covered by such registration statement have been sold;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdictions, (iii) consent to general service of process in each such jurisdiction, (iv) undertake such actions in any jurisdiction other than the states of the United States of America and the District of Columbia, or (v) register or qualify such Registrable Securities in any state where the cost to do would be prohibitively expensive);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (h) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (j) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order. If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     7.5 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Article 7, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, and other Persons retained by the Company (all such expenses, other than discounts and commissions related to sales by the Purchaser, being herein called "Registration Expenses"), will be borne by the Company.

     7.6 Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder;

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7.7 Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     7.8 Termination of Registration Rights. All registration rights granted under this Article 7 will expire if the Company is subject to the provisions of the Securities Exchange Act and all of the holder's Registrable Securities may be sold under SEC Rule 144 during any ninety-day period.

                                   ARTICLE 8

                                 MISCELLANEOUS

     8.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (a) the Company may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder.

     8.2 Modifications and Amendments. The provisions of this Agreement may be modified, waived or amended, but only by a written instrument signed by the Company and the Purchaser.

     8.3 No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that the Purchaser or any holder of Warrants or Underlying Common Stock would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing, and shall be effective only to the extent in such writing specifically set forth.

     8.4 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Purchase Documents.

     8.5 Reimbursement of Expenses-Enforcement and Collection. The Company upon demand shall pay or reimburse the Purchaser for all fees and expenses incurred or payable by the Purchaser (including, without limitation, reasonable fees and expenses of counsel for the Purchaser), from time to time arising in connection with the enforcement of this Agreement.

     8.6 Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and mailed via certified mail, telecopied or delivered by guaranteed overnight parcel express service or courier to the respective parties, as follows:

                  to the Company:
                  ---------------

                  AspenBio, Inc.
                  1585 South Perry Street
                  Castle Rock, Colorado  80104
                  Fax:  (303) 798-8332

                  with a copy to:

                  Burns Figa & Will, P.C.
                  6400 South Fiddlers Green Circle, Suite 1030
                  Englewood, Colorado  80111
                  Attn:  Theresa M. Mehringer, Esq.
                  Fax:  (303) 796-2777

                             and

                  To the Purchaser, at the address set forth below such Purchaser's signature;

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified mail, three (3) Business Days after the date sent; or in the case of telecopy, when received.

     8.7 Survival. All representations, warranties, covenants and agreements of the Company contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement, the Closing and the purchase and delivery of the Common Stock and Warrants.

     8.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     8.9 Jury Trial Waiver. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     8.10 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance under the Purchase Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     8.11 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Purchaser arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other Affiliate of such Purchaser or any investor, partner, shareholder or holder of shares of beneficial interest of such Purchaser shall be personally liable for any liabilities of such Purchaser.

     8.12 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

     8.13 Headings. Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     8.14 Counterparts. This Agreement may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

     8.15 Integration. This Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

     8.16 Independent Nature of Purchaser Obligations and Rights. Each Purchaser acknowledges that it has sole responsibility for its own due diligence investigation and its own investment decision and that in connection with its investigation and its investment decision (i) such Purchaser has not relied on any representation by or on behalf of the Company not set forth in the SEC Reports or in this Agreement, and (ii) such Purchaser has not relied on the fact that any other Person has decided to invest in the Offering.


      [remainder of page intentionally left blank; signature page follows]

                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


         The undersigned investor signs this Agreement on _______, 2005 and hereby certifies that he (i) has received and relied solely upon this Agreement and its respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

                               PURCHASER NAME (Please Print)

                               ------------------------------------------

                               ------------------------------------------
                               Purchaser Signature
                               By:
                                     ------------------------------------
                               Name:
                                     ------------------------------------
                               Title:
                                     ------------------------------------
                               Tax ID#
                                     ------------------------------------

                               Investment Amount:  $
                                                    ------------
                               Address for Notices:

                               ------------------------------------------

                               ------------------------------------------

                               ------------------------------------------
                               e-mail:
                                     ------------------------------------

     The Purchaser agrees to the terms of this Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) Purchaser is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the Purchaser is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

     This Common Stock and Warrant Purchase Agreement for the purchase of securities in AspenBio, Inc. by the above-named Purchaser is accepted this ___ day of ____________, 2005.

                                 ASPENBIO, INC.

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                    SCHEDULES
                                    ---------


4.1(c)                     Schedule 4.1(c) - SEC Filings
4.1(d)                     Capitalization Schedule and Addendum
4.1(f)                     Schedule 4.1(f) - Bank Consent
4.1(p)                     Schedule 4.1(p) - Unpaid Taxes
4.1(s)                     Intellectual Property Schedule -1&2
6.1(f)                     Use of Proceeds Schedule



                                    EXHIBITS
                                    --------

EXHIBIT A                   Form of Warrant